UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-D

ASSET-BACKED ISSUER

Distribution Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

For the monthly distribution period from

September 1, 2018 to September 30, 2018

Commission File Number of issuing entity:

333-115582, 333-130782-02, 333-158937-01, 333-189041-01

Central Index Key Number of issuing entity:

0001290200

Wells Fargo Dealer Floorplan Master Note Trust

(Exact name of issuing entity as specified in its charter)

Commission File Number of depositor:

333-115582-03, 333-130782, 333-158937, 333-189041

Central Index Key Number of depositor:

0001290205

CDF Funding, Inc.

(Exact name of depositor as specified in its charter)

Central Index Key Number of sponsor:

0001185251

Wells Fargo Commercial Distribution Finance, LLC

(Exact name of sponsor as specified in its charter)

Steve Poulin, (203) 616-2771

(Name and telephone number, including area code, of the person to contact in connection with this filing)

Delaware	None
(State or other jurisdiction of incorporation or organization of the issuing entity)	(I.R.S. Employer Identification No.)

5595 Trillium Boulevard
Hoffman Estates, Illinois 60192	60192
(Address of principal executive offices of issuing entity)	(Zip Code)

(847) 747-4043
(Telephone number, including area code)

N/A
(Former name, former address, if changed since last report)

	Registered/reported pursuant to (check one)			Name of exchange
Title of Class	Section 12(b)	Section 12(g)	Section 15(d)	(If Section 12(b))
Series 2015-2 Asset Backed Notes in the classes specified herein	☐	☐	☒	_______________

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒ No ☐

PART I – DISTRIBUTION INFORMATION

ITEM 1 – Distribution and Pool Performance Information.

The response to Item 1 is set forth herein and in Exhibit 99.1.

Introductory and explanatory information regarding the material terms, parties and distributions described in Exhibit 99.1 is included in the Prospectus Supplement relating to the Asset Backed Notes, Series 2015-2 (the “2015-2 Notes”), dated January 29, 2015, and related Prospectus dated January 26, 2015 (collectively, the “2015-2 Prospectus”), of the Issuing Entity filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933. The following class of 2015-2 Notes was offered in the 2015-2 Prospectus: Class A.

No assets securitized by CDF Funding, Inc. (the “Securitizer”) and held by Wells Fargo Dealer Floorplan Master Note Trust were the subject of a demand to repurchase or replace for breach of the representations and warranties during the distribution period September 1, 2018 through September 30, 2018.

The Securitizer filed its most recent Form ABS-15G on February 9, 2018. The CIK number of the Securitizer is 0001290205.

The Issuing Entity’s Monthly Noteholder’s Statements are made available to the public on the SEC Internet site (http://www.sec.gov) and are available, at no cost, by writing Wells Fargo Bank, N.A., as Administrator, 5595 Trillium Boulevard, Hoffman Estates, Illinois 60192, Attention: Manager of Securitization.

The following tables summarize the loss experience in the trust portfolio for the one month ended September 30, 2018 and the charge-off rate in the trust portfolio for the prior collection period, the second prior collection period, the third prior collection period and the fourth prior collection period. Because the future composition and performance of the trust portfolio will change over time, these tables are not indicative of the composition or performance of the trust portfolio of any subsequent time.

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The principal balances of the applicable receivables used in the calculation of the data reflected in the tables and text set forth below are based on the data collected by Wells Fargo Commercial Distribution Finance, LLC’s (“CDF’s”) information management systems. Certain manual inputs and adjustments are made to this data for monthly investor reporting purposes, and as a result the principal balances of the receivables used to calculate the data reflected in such tables and text, as of any relevant date or for any relevant period, may be greater than the balance of principal receivables reflected in investor reports as of a corresponding date or for a corresponding period. These manual inputs and adjustments primarily relate to manufacturer discount amounts and manual charge-offs. The difference between the balance of principal receivables derived from CDF’s information management systems and the principal balance of the receivables after giving effect to the manual inputs and adjustments is less than 1% for all dates and periods covered by the tables below.

Loss Experience in the Trust Portfolio

1 Month Ended September 30, 2018

Average Receivables Balance	5,937,553,568.25

Gross Charge-Offs	218,004.29

Recoveries(1)	296,740.01

Gross Charge-Offs Less Recoveries	(78,735.72)

Gross Charge-Offs Less Recoveries as a percentage of Average Total Receivables Outstanding (annualized)	-0.02%

Number of Accounts that Experienced a Recovery	90

Number of Accounts that Experienced a Net Loss	8

Gross Charge-Offs Less Recoveries divided by Number of Accounts that Experienced a Net Loss	(9,841.97)

(1) “Recoveries” mean amounts subsequently collected with respect to previously charged-off amounts

For purposes of the preceding table, “Average Receivables Balance” for the one month period ended on September 30, 2018 is calculated as an average of the month-end principal balances of the receivables in the trust portfolio (excluding any receivable arising in an account that has been charged off in whole or in part) for the one month in such period and the month preceding such period.

Charge-Off Rate for prior Collection Period	-0.02%

Charge-Off Rate for second prior Collection Period	0.00%

Charge-Off Rate for third prior Collection Period	-0.03%

Charge-Off Rate for fourth prior Collection Period	-0.14%

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ITEM 1A – Asset Level Information.

Inapplicable.

ITEM 1B – Asset Representations Reviewer and Investor Communication.

Inapplicable.

PART II – OTHER INFORMATION

ITEM 2 – Legal Proceedings.

Deutsche Bank Trust Company Americas, as indenture trustee, has provided the following information to CDF Funding, Inc. for inclusion in this Form 10 D:

Deutsche Bank Trust Company Americas (“DBTCA”) and Deutsche Bank National Trust Company (“DBNTC”) have been sued by investors in civil litigation concerning their role as trustees of certain RMBS trusts.

On June 18, 2014, a group of investors, including funds managed by Blackrock Advisors, LLC, PIMCO-Advisors, L.P., and others, filed a derivative action against DBNTC and DBTCA in New York State Supreme Court purportedly on behalf of and for the benefit of 544 private-label RMBS trusts asserting claims for alleged violations of the U.S. Trust Indenture Act of 1939 (the “TIA”), breach of contract, breach of fiduciary duty and negligence based on DBNTC and DBTCA’s alleged failure to perform their duties as trustees for the trusts. Plaintiffs subsequently dismissed their state court complaint and filed a derivative and class action complaint in the U.S. District Court for the Southern District of New York on behalf of and for the benefit of 564 private-label RMBS trusts, which substantially overlapped with the trusts at issue in the state court action. The complaint alleges that the trusts at issue have suffered total realized collateral losses of U.S. $89.4 billion, but the complaint does not include a demand for money damages in a sum certain. DBNTC and DBTCA filed a motion to dismiss, and on January 19, 2016, the court partially granted the motion on procedural grounds: as to the 500 trusts that are governed by Pooling and Servicing Agreements, the court declined to exercise jurisdiction. The court did not rule on substantive defenses asserted in the motion to dismiss. On March 22, 2016, plaintiffs filed an amended complaint in federal court. In the amended complaint, in connection with 62 trusts governed by indenture agreements, plaintiffs assert claims for breach of contract, violation of the TIA, breach of fiduciary duty, and breach of duty to avoid conflicts of interest. The amended complaint alleges that the trusts at issue have suffered total realized collateral losses of U.S. $9.8 billion, but the complaint does not include a demand for money damages in a sum certain. On July 15, 2016, DBNTC and DBTCA filed a motion to dismiss the amended complaint. On January 23, 2017, the court granted in part and denied in part DBNTC and DBTCA’s motion to dismiss. The court granted the motion to dismiss with respect to plaintiffs’ conflict-of-interest claim, thereby dismissing it, and denied the motion to dismiss with respect to plaintiffs’ breach of contract claim (except as noted below) and claim for violation of the TIA, thereby allowing those claims to proceed. On January 26, 2017, the parties filed a joint stipulation and proposed order dismissing plaintiffs’ claim for breach of fiduciary duty. On January 27, 2017, the court entered the parties’ joint stipulation and ordered that plaintiffs’ claim for breach of fiduciary duty be dismissed. On February 3, 2017, following a hearing concerning DBNTC and DBTCA’s motion to dismiss on February 2, 2017, the court issued a short form order dismissing (i) plaintiffs’ representation and warranty claims as to 21 trusts whose originators and/or sponsors had entered bankruptcy and the deadline for asserting claims against such originators and/or sponsors had passed as of 2009 and (ii) plaintiffs’ claims to the extent they were premised upon any alleged pre-Event of Default duty to terminate servicers. On March 27, 2017, DBNTC and DBTCA filed an answer to the amended complaint. On April 6, 2018, the court entered the parties’ joint stipulation to dismiss the claims of Sealink Funding Limited and ordered that Sealink’s claims be dismissed with prejudice. On April 24, 2018, the court entered the parties’ joint stipulation to dismiss the claims of Kore Advisors, LP and ordered that Kore’s claims be dismissed with prejudice. On January 26, 2018, plaintiffs filed a motion for class certification. On August 7, 2018, the presiding magistrate judge issued a report and recommendation recommending that the court: (i) deny plaintiffs’ motion for class certification; (ii) dismiss plaintiffs’ TIA claims as to 39 trusts; and (iii) decline to extend jurisdiction over, and therefore dismiss without prejudice, plaintiffs’ remaining claims as to the same 39 trusts, which claims all arise under state law. On August 9, 2018, the court stayed all discovery pending the resolution of any FRCP 72 objections to the report and recommendation that plaintiffs may file.

On March 25, 2016, the BlackRock plaintiffs filed a state court action against DBTCA in the Superior Court of California, Orange County with respect to 513 trusts. On May 18, 2016, plaintiffs filed an amended complaint with respect to 465 trusts, and included DBNTC as an additional defendant. The amended complaint asserts three causes of action: breach of contract; breach of fiduciary duty; and breach of the duty to avoid conflicts of interest. Plaintiffs purport to bring the action on behalf of themselves and all other current owners of certificates in the 465 trusts. The amended complaint alleges that the trusts at issue have suffered total realized collateral losses of U.S. $75.7 billion, but does not include a demand for money damages in a sum certain. On August 22, 2016, DBNTC and DBTCA filed a demurrer as to plaintiffs’ breach of fiduciary duty cause of action and breach of the duty to avoid conflicts of interest cause of action and motion to strike as to plaintiffs’ breach of contract cause of action. On October 18, 2016, the court granted DBNTC and DBTCA’s demurrer, providing plaintiffs with thirty days’ leave to amend, and denied DBNTC and DBTCA’s motion to strike. Plaintiffs did not further amend their complaint and, on December 19, 2016, DBNTC and DBTCA filed an answer to the amended complaint. On January 17, 2018, plaintiffs filed a motion for class certification. On May 30, 2018, the court denied that motion. On June 8, 2018, plaintiffs filed a notice of appeal from the denial of that motion. On July 16, 2018, the court stayed all trial court proceedings during the pendency of plaintiffs’ appeal from the denial of class certification. On July 18, 2018, plaintiffs filed a request for voluntary dismissal with prejudice as to all claims asserted by Sealink Funding Limited, Kore Advisors LP, and a group of funds managed by Nationwide Asset Management, LLC or an affiliate, as well as all claims asserted by a group of funds managed by AEGON USA Investment Management, LLC related to one trust. Discovery is ongoing.

On September 27, 2017, DBTCA was added as a defendant to a case brought by certain special purpose entities including Phoenix Light SF Limited in the U.S. District Court for the Southern District of New York, in which the plaintiffs previously alleged incorrectly that DBNTC served as trustee for all 43 of the trusts at issue. On September 27, 2017, plaintiffs filed a third amended complaint that names DBTCA as a defendant in addition to DBNTC. DBTCA serves as trustee for one of the 43 trusts at issue. DBNTC serves as trustee for the other 42 trusts at issue. Plaintiffs’ third amended complaint brings claims for violation of the TIA; breach of contract; breach of fiduciary duty; negligence and gross negligence; violation of New York’s Streit Act (the “Streit Act”); and breach of the covenant of good faith. However, in the third amended complaint, plaintiffs acknowledge that, before DBTCA was added to the case, the court dismissed plaintiffs’ TIA Act claims, negligence and gross negligence claims, Streit Act claims, claims for breach of the covenant of good faith, and certain theories of plaintiffs’ breach of contract claims, and plaintiffs only include these claims to preserve any rights on appeal. Plaintiffs allege damages of “hundreds of millions of dollars.” On November 13, 2017, DBNTC and DBTCA filed an answer to the third amended complaint. Discovery is ongoing.

On November 30, 2017, DBTCA was added as a defendant to a case brought by Commerzbank AG (“Commerzbank”) in the U.S. District Court for the Southern District of New York, in which Commerzbank previously alleged incorrectly that DBNTC served as trustee for all 50 of the trusts at issue. On November 30, 2017, Commerzbank filed a second amended complaint that names DBTCA as a defendant in addition to DBNTC. DBTCA serves as trustee for 1 of the 50 trusts at issue. DBNTC serves as trustee for the other 49 trusts at issue. Commerzbank’s second amended complaint brings claims for violation of the TIA; breach of contract; breach of fiduciary duty; negligence; violation of the Streit Act; and breach of the covenant of good faith. However, in the second amended complaint, Commerzbank acknowledges that, before DBTCA was added to the case, the court dismissed Commerzbank’s TIA claims for the trusts governed by pooling and servicing agreements, as well as its Streit Act claims and claims for breach of the covenant of good faith, and Commerzbank only includes these claims to preserve any rights on appeal. The second amended complaint alleges that DBNTC and DBTCA caused Commerzbank to suffer “hundreds of millions of dollars in losses,” but the complaint does not include a demand for money damages in a sum certain. On January 29, 2018, DBNTC and DBTCA filed an answer to the second amended complaint. Discovery is ongoing.

On December 30, 2015, IKB International, S.A. in Liquidation and IKB Deutsche Industriebank A.G. (collectively, “IKB”), as an investor in 37 RMBS trusts, filed a summons with notice in the Supreme Court of the State of New York, New York County, against DBNTC and DBTCA as trustees of the trusts. On May 27, 2016, IKB served its complaint asserting claims for breach of contract, breach of fiduciary duty, breach of duty to avoid conflicts of interest, violation of the Streit Act, violation of the TIA, violation of Regulation AB, and violation of Section 9 of the Uniform Commercial Code. IKB alleges that DBNTC and DBTCA are liable for over U.S. $268 million in damages. On October 5, 2016, DBNTC and DBTCA, together with several other trustees defending lawsuits by IKB, filed a joint motion to dismiss. On January 6, 2017, IKB filed a notice of discontinuance, voluntarily dismissing with prejudice all claims as to three trusts. As of January 17, 2017, DBNTC and DBTCA’s motion to dismiss has been briefed and is awaiting decision by the court. On June 20, 2017, the parties filed a stipulation, voluntarily dismissing with prejudice all claims as to four additional trusts. Certain limited discovery is permitted to go forward while the motion to dismiss is pending.

It is DBTCA’s belief that it has no pending legal proceedings (including, based on DBTCA’s present evaluation, the litigation disclosed in the foregoing paragraphs) that would materially affect its ability to perform its duties as indenture trustee under the amended and restated master indenture and each indenture supplement for this transaction.

ITEM 3 – Sales of Securities and Use of Proceeds.

Nothing to report.

ITEM 4 – Defaults Upon Senior Securities.

Nothing to report.

ITEM 5 – Submission of Matters to a Vote of Security Holders.

Nothing to report.

ITEM 6 – Significant Obligors of Pool Assets.

Nothing to report.

ITEM 7 – Change in Sponsor Interest in the Securities.

Nothing to report.

ITEM 8 – Significant Enhancement Provider Information.

Inapplicable.

ITEM 9 – Other Information.

Nothing to report.

ITEM 10 – Exhibits.

(a)	Documents filed as part of this report.

Exhibit 99.1	2015-2 Monthly Noteholder’s Statement

(b)	Exhibits required by Form 10-D and Item 601 of Regulation S-K.

Exhibit 99.1	2015-2 Monthly Noteholder’s Statement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 31, 2018

CDF FUNDING, INC.
(Depositor)

By:	/s/ John E. Peak
Name: John E. Peak
Title: Senior Officer in Charge of Securitization